Exhibit 99.5

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 3:00 a.m., EST, on December 15, 2017.

Vote by Internet • Go to www.investorvote.com/CMTB • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website
Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

+

A	Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.

		For	Against	Abstain
1.	Proposal to approve the Agreement and Plan of Merger, dated as of April 10, 2017, by and among Sussex Bancorp, Sussex Bank and Community Bank of Bergen County, N.J.	☐	☐	☐

		For	Against	Abstain
2.	Proposal to approve one or more adjournments of the special meeting, if necessary, to permit further solicitation of proxies if there are insufficient votes at the time of the special meeting, or at any adjournment or postponement of that meeting, to approve the merger agreement.	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print new address below.	Meeting Attendance
	Mark box to the right if you plan to attend the Special Meeting.	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Note: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

- - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  -

REVOCABLE PROXY — COMMUNITY BANK OF BERGEN COUNTY, N.J.

125 West Pleasant Avenue

Maywood, New Jersey 07607

SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, being a shareholder of Community Bank of Bergen County, N.J. (the “Bank”) as of October 26, 2017, hereby authorizes and appoints Peter A. Michelotti and Cecelia M. James, or any of their successors, as proxies, with full powers of substitution, to represent the undersigned at the Special Meeting of Shareholders to be held at 10:00 AM, EST on December 15, 2017, and at any adjournment of such meeting, and with all the powers the undersigned would possess if personally present, to act with respect to all votes that the undersigned would be entitled to cast, if personally present, as set forth on the reverse hereof. The undersigned hereby revokes any proxies heretofore given and ratifies and confirms all that each of such proxyholders, or any substitute or substitutes, shall lawfully do or cause to be done by reason thereof, upon the matters referred to in the Notice of Special Meeting of Shareholders and Joint Proxy Statement/Prospectus for such meeting.

This proxy is solicited on behalf of the Board of Directors of the Bank for use at the Special Meeting of Shareholders to be held at 10:00 AM, EST on December 15, 2017, and at any adjournment thereof.

This proxy may be revoked at any time prior to the Special Meeting by written notice to the Bank or may be withdrawn and you may vote in person should you attend the Special Meeting.

(Continued and to be signed on the reverse side)

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the accompanying Joint Proxy Statement/Prospectus prior to signing this proxy.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF EXECUTED BUT NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH OF THE PROPOSALS LISTED ON THE REVERSE, AND IN THE DISCRETION OF THE PROXY HOLDERS NAMED ABOVE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OF SUCH MEETING.

Please Date, Sign and Return TODAY in the Enclosed Envelope.

No Postage Required if Mailed in the United States.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Special Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

+

A	Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.

		For	Against	Abstain
1.	Proposal to approve the Agreement and Plan of Merger, dated as of April 10, 2017, by and among Sussex Bancorp, Sussex Bank and Community Bank of Bergen County, N.J.	☐	☐	☐

		For	Against	Abstain
2.	Proposal to approve one or more adjournments of the special meeting, if necessary, to permit further solicitation of proxies if there are insufficient votes at the time of the special meeting, or at any adjournment or postponement of that meeting, to approve the merger agreement.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Note: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

- - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  -

REVOCABLE PROXY — COMMUNITY BANK OF BERGEN COUNTY, N.J.

125 West Pleasant Avenue

Maywood, New Jersey 07607

SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, being a shareholder of Community Bank of Bergen County, N.J. (the “Bank”) as of October 26, 2017, hereby authorizes and appoints Peter A. Michelotti and Cecelia M. James, or any of their successors, as proxies, with full powers of substitution, to represent the undersigned at the Special Meeting of Shareholders to be held at 10:00 AM, EST on December 15, 2017, and at any adjournment of such meeting, and with all the powers the undersigned would possess if personally present, to act with respect to all votes that the undersigned would be entitled to cast, if personally present, as set forth on the reverse hereof. The undersigned hereby revokes any proxies heretofore given and ratifies and confirms all that each of such proxyholders, or any substitute or substitutes, shall lawfully do or cause to be done by reason thereof, upon the matters referred to in the Notice of Special Meeting of Shareholders and Joint Proxy Statement/Prospectus for such meeting.

This proxy is solicited on behalf of the Board of Directors of the Bank for use at the Special Meeting of Shareholders to be held at 10:00 AM, EST on December 15, 2017, and at any adjournment thereof.

This proxy may be revoked at any time prior to the Special Meeting by written notice to the Bank or may be withdrawn and you may vote in person should you attend the Special Meeting.

(Continued and to be signed on the reverse side)

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the accompanying Joint Proxy Statement/Prospectus prior to signing this proxy.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF EXECUTED BUT NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH OF THE PROPOSALS LISTED ON THE REVERSE, AND IN THE DISCRETION OF THE PROXY HOLDERS NAMED ABOVE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OF SUCH MEETING.

Please Date, Sign and Return TODAY in the Enclosed Envelope.

No Postage Required if Mailed in the United States.